SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [x]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ] Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

                            Global Income Fund, Inc.
      --------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
         Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:



              Please Vote Immediately by Signing and Returning the
        Enclosed Proxy Card. Delay may cause the Fund to incur additional expenses to solicit votes for the Meeting.

                            GLOBAL INCOME FUND, INC.

                      ------------------------------------

                    Notice of Annual Meeting of Stockholders

                      ------------------------------------



To the Stockholders:

         Notice is hereby given that the 2004 Annual Meeting of Stockholders of Global Income Fund, Inc. (the "Fund") will be held at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York on Tuesday, September 7, 2004 at 9:30 a.m., local time, for the following purpose:

1. To elect to the Board of Directors the Nominees, James E. Hunt as a Class II Director, Bruce B. Huber as a Class II Director, and John B. Russell as a Class III Director.

         Stockholders of record at the close of business on June 30, 2004 are entitled to receive notice of and to vote at the meeting.

                                           By Order of the Board of Directors

                                           /s/ Monica Pelaez

                                           Monica Pelaez
                                           Secretary

New York, New York
July 17, 2004

                            GLOBAL INCOME FUND, INC.

                      ------------------------------------

                                 PROXY STATEMENT

                      ------------------------------------


                         Annual Meeting of Stockholders
                          to be held September 7, 2004

         This Proxy Statement, dated July 17, 2004, is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of the Global Income Fund, Inc. (the "Fund") to be voted at the 2004 Annual Meeting of Stockholders of the Fund to be held at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York on Tuesday, September 7, 2004 at 9:30 a.m., local time, and at any postponement or adjournment thereof ("Meeting") for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on June 30, 2004 ("Record Date") are entitled to be present and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held, and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions on the Proxy Card. A stockholder may revoke a proxy by delivering to the Fund a signed proxy with a date later than the previously delivered proxy or by sending a written revocation to the Fund. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Fund had 7,352,761 shares of common stock issued and outstanding. Stockholders of the Fund vote as a single class.

         It is estimated that proxy materials will be mailed to stockholders as of the Record Date on or about July 23, 2004. The Fund's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Fund's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Fund at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-800-937-5449.

Proposal 1:       Election of Directors

         The Fund's Board of Directors is divided into five classes with the term of office of one class expiring each year. At the Board of Directors meeting held on June 9, 2004, the Board approved the nominations of James E. Hunt as a Class II Director, Bruce B. Huber as a Class II Director, and John B. Russell as a Class III Director, each to hold office until, respectively, the 2009 annual meeting, 2009 annual meeting, and 2005 annual meeting, and until his successor is duly elected and qualifies. George B. Langa resigned as a Class II member of the Board of Directors of the Fund effective April 16, 2004. James E. Hunt was elected as a Class II Director by the Board at a Special Meeting held on April 30, 2004. David R. Stack, who currently serves as a Class III Director of the Fund, will resign effective upon the date John B. Russell is duly elected and qualifies. In the event John B. Russell is not duly elected, as proposed and qualifies, David R. Stack shall be deemed holding over and shall continue to manage the business and affairs of the Fund as a member of the Board of Directors until his successor is duly elected and qualifies. If James E. Hunt, Bruce B. Huber, and John B. Russell are elected as proposed, the size of the Board will be increased accordingly from five to six members. The nominees will be elected by a plurality of the votes cast at the Meeting. Unless otherwise noted, the address of record for the Directors and officers is 11 Hanover Square, New York, New York 10005. The following table sets forth certain information concerning the nominees for Class II and Class III Directors of the Fund.


                                                                                               Number of
                                                                                             Portfolios in        Other Public
                                                                                               Investment            Company
                                                                                            Company Complex       Directorships
Name, Principal Occupation, Business Experience for Past                      Director        Overseen by            Held by
Five Years, Address, and Age                                                   Since            Director            Director
-------------------------------------------------------------------------- -------------- -------------------- -------------------
Non-interested Nominees:
Class II:
JAMES E. HUNT - He is a Managing Director of Hunt Howe                          2004                5                    0
Partners LLC executive recruiting consultants. His address is One Dag
Hammarskjold Plaza, New York, NY 10017. He was born on December 14, 1930.

BRUCE B. HUBER, CLU, ChFC, MSFS - He is a Financial                              -                  3                    0
Representative with New England Financial, specializing in financial, estate and insurance matters. His address is 215 McCleese Road, Red Bank,
NJ 07701. He was born on February 7, 1930.

Class III:
JOHN B. RUSSELL - He is a Director of Wheelock, Inc., a                          -                  3                    0
manufacturer of signal products, and a consultant for the National
Executive Service Corps. His address is 334 Carolina Meadows
Villa, Chapel Hill, NC 27514. He was born on February 9, 1923.


    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE NOMINEES.


         The following table sets forth certain information concerning the other Directors currently serving on the Board of the Fund. Each Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.


                                                                                         Number of
                                                                                       Portfolios in           Other Public
                                                                                         Investment               Company
                                                                                      Company Complex          Directorships
Name, Principal Occupation, Business Experience for Past               Director         Overseen by               Held by
Five Years, Address, and Age                                            Since             Director               Director
------------------------------------------------------------------- -------------- ----------------------- -------------------
Non-interested Director:
Class I:
PETER K. WERNER - Since 1996 he has taught and directed                 1997                   5                     0
many programs at The Governor Dummer Academy. Previously
he was Vice President of Money Market Trading at Lehman
Brothers. He was born on August 16, 1959.

                                                                                         Number of
                                                                                       Portfolios in           Other Public
                                                                                         Investment              Company
                                                                                      Company Complex          Directorships
Name, Principal Occupation, Business Experience for Past               Director         Overseen by              Held by
Five Years, Address, and Age                                            Since             Director              Director
------------------------------------------------------------------- -------------- ----------------------- -------------------
Interested Directors:
Class IV:
THOMAS B. WINMILL* - He is President, Chief Executive                   1997                  5                  Winmill &
Officer, and General Counsel of the Fund, as well as the other                                                     Co.
investment companies (collectively, the "Investment Company                                                    Incorporated,
Complex") advised by CEF Advisers, Inc. (the "Investment                                                          Bexil
Manager") and its affiliates, and of Winmill & Co. Incorporated                                                Corporation,
("WCI").  He also is President of the Investment Manager. He is                                                 and Tuxis
a member of the New York State Bar and the SEC Rules                                                           Corporation
Committee of the Investment Company Institute. He was born on
June 25, 1959.

Class V:
BASSETT S. WINMILL* - He is Chairman of the Board of the                1997                  1                   Winmill &
Fund, the Investment Manager and its affiliates, and WCI. He is                                                     Co.
a member of the New York Society of Security Analysts, the                                                     Incorporated,
Association for Investment Management and Research, and the                                                        Bexil
International Society of Financial Analysts.  He was born on                                                    Corporation,
February 10, 1930.                                                                                               and Tuxis
                                                                                                                Corporation

* He is an "interested person" of the Fund as defined in the 1940 Act due to his affiliation with the Investment Manager. Bassett S. Winmill, Chairman of the Board of the Fund, is the father of Thomas B. Winmill, the President, Chief Executive Officer, and General Counsel of the Fund.

         The persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the nominees listed above, unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the nominees. It is not contemplated that the nominees will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominees. The nominees listed above have consented to being named in this Proxy Statement and have agreed to serve as Directors if elected.

         The Fund has an audit committee, the function of which is routinely to review financial statements and other audit- related matters as they arise throughout the year. The Fund has a nominating committee the function of which is to identify and evaluate nominees for director and make its recommendations to the Board. The Fund has an executive committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. The Fund has a committee of Continuing Directors to take such actions as are required by the Charter and Bylaws of the Fund. Mr. Winmill is an "interested person" because he is an "affiliated person" as defined in the 1940 Act.

         Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005. The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth in the following table:

Name and Age                 Principal Occupation During Past 5 years
------------                 ----------------------------------------
William G. Vohrer            Chief Accounting Officer, Chief Financial Officer,
Born on August 17, 1950      Treasurer and Vice President since 2001. He also is
                             Chief Accounting Officer, Chief Financial Officer,
                             Treasurer and Vice President of the other investment companies in the Investment Company
                             Complex, the Investment Manager and WCI and its affiliates. From 1999 to 2001, he consulted on accounting matters. Prior to 1999, he was Chief
                             Financial Officer and Financial Operations
                             Principal for Nafinsa Securities, Inc., a Mexican securities broker/dealer.

Marion E. Morris             Senior Vice President since 2000.  She is also a
Born on June 17, 1945        Senior Vice President of the other investment
                             companies in the Investment Company Complex, the Investment Manager and WCI and its affiliates. She is Director of Fixed Income and a member of the Investment Policy Committee of the Investment
                             Manager. From 1997 to 2000, she acted as general manager of Michael Trapp, a landscape designer.
                             Previously, she served as Vice President of Salomon
                             Brothers, The First Boston Corporation, and Cantor
                             Fitzgerald.

Monica Pelaez                Vice President, Secretary and Chief Compliance
Born on November 5, 1971     Officer since 2000. She also is Vice President,
                             Secretary and Chief Compliance Officer of the other investment companies in the Investment Company
                             Complex, the Investment Manager, and WCI and its affiliates. Previously, she was Special Assistant
                             Corporation Counsel to New York City Administration for Children's Services from 1998 to 2000. She is a member of the New York State Bar.

         The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by (i) each director, nominee and executive officer and (ii) all directors and executive officers as a group.


Name of Director, Nominee or                              Number of Shares                     Percent of Outstanding Shares
Officer
------------------------------------------------ ---------------------------------- ------------------------------------------------
Non-interested Nominees:
Bruce B. Huber                                                  None                                        **
James E. Hunt                                                  6,000                                        **
John B. Russell                                                2,100                                        **

Non-interested Director:
Peter K. Werner                                                  547                                        **

Interested Directors:
Bassett S. Winmill                                             6,886*                                       **
Thomas B. Winmill                                                470                                        **

Officers:
Marion E. Morris                                                None                                        **
Monica Pelaez                                                   None                                        **
William G. Vohrer                                               None                                        **
                                                               ------                                       --
Total shares held by directors and                             12,592                                       **
officers as a group                                            ======                                       ==

* Does not include 358 shares held by WCI and its affiliates, of which Mr. Winmill disclaims beneficial ownership.
** Less than 1% of the outstanding shares.

         To the knowledge of the Fund's management, as of the date of the proxy statement, no stockholder beneficially owned 5% or more of the outstanding shares of the Fund.

         The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director and nominee of the Fund and, on an aggregate basis, the Investment Company Complex as of the Record
Date:

                                                                                             Aggregate Dollar Range of Equity
                                                                                          Securities in All Registered Investment
Name of Director, Nominee or                           Dollar Range of Equity                Companies Overseen by Director in
Officer                                                Securities in the Fund                   Investment Company Complex
------------------------------------------------ ---------------------------------- ------------------------------------------------
Non-interested Nominees:
Bruce B. Huber                                                  None                                       None
James E. Hunt                                             $10,001-$50,000                             $10,001-$50,000
John B. Russell                                              $1-$10,000                               $10,001-$50,000

Non-interested Director:
Peter K. Werner                                              $1-$10,000                                 $1-$10,000

Interested Directors:
Bassett S. Winmill                                        $10,001-$50,000                              over $100,000
Thomas B. Winmill                                            $1-$10,000                                over $100,000

         Currently, the Fund pays its Directors who are not "interested persons" or affiliated with the Investment Manager, an annual retainer of $2,000, and a per meeting fee of $2,500, and reimburses them for their meeting expenses. The Fund also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended. The Fund does not pay any other remuneration to its executive officers and Directors, and the Fund has no bonus, pension, profit-sharing or retirement plan. The Fund had four regular Board meetings, three special Board meetings, two audit committee meetings, five special committee meetings and no executive committee or nominating committee meetings during the Fund's most recently completed full fiscal year ended December 31, 2003. Each Director attended all Board and committee meetings held during such periods during the time such Director was in office.

         The aggregate amount of compensation paid to each Director and nominee by the Fund and by the other investment companies in the Investment Company Complex for which such Director or nominee was a board member (the number of which is set forth in parenthesis next to the Director or nominee's name) for the year ended December 31, 2003, is as follows:


Name of Director or Nominee
(Current Total Number of Investment                    Aggregate Compensation              Total Compensation from the Fund and
Companies)*                                                from the Fund                        Investment Company Complex
------------------------------------------------ ---------------------------------- ------------------------------------------------
Non-interested Nominees:
Bruce B. Huber (3)                                              None                                      $15,500
James E. Hunt (5)                                               None                                      $15,500
John B. Russell (3)                                             None                                      $15,500

Non-interested Director:
Peter K. Werner (5)                                           $13,625                                     $17,250

Interested Directors:
Bassett S. Winmill (1)                                           $0                                         $0
Thomas B. Winmill (5)                                            $0                                         $0

* During the fiscal year 2003 there were five investment companies managed by the Investment Manager and its affiliated investment adviser.

         The Investment Manager, located at 11 Hanover Square, New York, New York 10005, is a wholly-owned subsidiary of WCI, a publicly-owned company whose securities are listed on The Nasdaq Stock Market. During the fiscal year ended December 31, 2003, the Fund paid the Investment Manager investment management fees of $192,626. Bassett S. Winmill, a Director of the Fund, may be deemed a controlling person of WCI on the basis of his ownership of 100% of WCI's voting stock and, therefore, a controlling person of the Investment Manager.

         During the fiscal year ended December 31, 2003, Mr. Bassett S. Winmill and Mr. Thomas B. Winmill made several purchases and sales of WCI. Some transactions were made in connection with the WCI Long-Term Incentive Plan. The table below describes such transactions:


                                                                                                       Approximate Percentage of
Name and Principal Position                 Acquired or Disposed           Number of Shares               Outstanding Shares
-------------------------------------- ------------------------------ --------------------------- ----------------------------------
Bassett S. Winmill                                Acquired                      18,333                             1.17%
Chairman                                          Acquired                      18,333                             1.17%
                                                  Acquired                      18,334                             1.17%
                                                  Disposed                      34,729                             2.22%
                                                  Disposed                      33,524                             2.14%
                                                  Disposed                      42,620                             2.72%

Thomas B. Winmill                                 Acquired                      55,000                             3.51%
President                                         Acquired                      25,000                             1.60%
                                                  Disposed                      31,875                             2.03%
                                                  Disposed                      36,164                             2.31%

Audit Committee Report

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Fund's financial reporting practices. The purposes of the Audit Committee are (i) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (iii) to act as a liaison between the Fund's independent auditors and the full Board of Directors. The Audit Committee met twice in fiscal 2003.

         In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with the independent auditors their independence from the Fund and its management. In addition, the independent auditors provided the Audit Committee with written disclosure regarding their independence and the letter required by Independence Standards Board Standard No. 1. The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees," and discussed and reviewed the results of the independent auditors' examination of the Fund's financial statements. The Audit Committee reviewed the audited financial statements of the Fund for the fiscal year ended December 31, 2003 with management and the independent auditors. Management has the responsibility for the preparation of the Fund's financial statements and the independent auditors have the responsibility for the examination of those statements. Based upon review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in its Annual Report for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts. The Audit Committee Members are: James E. Hunt, David R. Stack, and Peter K. Werner. The Audit Committee members are independent, as defined in section 121(A) of the listing standards of the American Stock Exchange.

         Tait, Weller & Baker ("Tait, Weller") has been selected as independent accountants for the Fund for the fiscal period commencing January 1, 2004. Tait, Weller also acts as independent accountants of the Investment Manager, its affiliates, and the other investment companies in the Investment Company Complex. Apart from its fees received as independent auditors, neither Tait, Weller nor any of its partners has a direct, or material indirect, financial interest in the Fund or its affiliates. Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

         The Fund's financial statements for the fiscal years ended December 31, 2002 and 2003 were audited by Tait, Weller. The following table sets forth the aggregate fees billed for professional services rendered by Tait, Weller:


   Fiscal Year Ended                               Audit-Related                              All            Aggregate Non-
      December 31             Audit Fees              Fees              Tax Fees           Other Fees          Audit Fees*
---------------------- ------------------------ ------------------ ------------------- ------------------ ---------------------
          2002                 $17,000               $2,250               $3,250              $0                 $33,500
          2003                 $17,750               $1,000               $3,250              $0                 $39,815
---------------------- ------------------------ ------------------ ------------------- ------------------ ---------------------

         * Tait, Weller also provides audit and non-audit services to the Investment Manager, its affiliates, and the other investment companies in the Investment Company Complex. The Audit Committee has considered the provision of these services and has determined such services to be compatible with maintaining Tait, Weller's independence.

         Pursuant to the Fund's Audit Committee Charter, the Audit Committee shall consider for pre-approval any non- audit services proposed to be provided by the auditors to the Fund, and any non-audit services proposed to be provided by such auditors to the Fund's investment manager, if any, which have a direct impact on Fund operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (i) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (ii) such services were not recognized as non- audit services at the time of the engagement, and (iii) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

Nominating Committee

         The Board of Directors has a Nominating Committee composed of three independent Directors. The members of the Nominating Committee are Messrs. James
E. Hunt, David R. Stack, and Peter K. Werner. Established in June 2004, the Nominating Committee did not meet during the fiscal year ended December 31, 2003. The Nominating Committee generally meets once annually to identify and evaluate nominees for director and make recommendations to the Board.

         The Fund's Board of Directors adopted a charter for its Nominating Committee, a copy of which is attached as Exhibit A. Pursuant to the charter, the Nominating Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board. It also may set standards or qualifications for Directors. The Nominating Committee may consider candidates as Directors submitted by current Directors, the Fund's investment adviser, Fund stockholders and other appropriate sources. The Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Nominating Committee will not consider self-nominated candidates.

         The Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Nominating Committee are included in Exhibit A.

         The Fund's Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors of the Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director. The Fund currently has no policies regarding Director attendance at Board meetings. The Fund does not pay any fees to, or reimburse expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Fund to the Directors during the Fund's fiscal year ended in 2003, the aggregate compensation paid to the Directors during calendar year 2003 by all of the investment companies in the Investment Company Complex, and the total number of investment companies in the Investment Company Complex as to which the Directors are a director and the number of investment portfolios as to which the Directors are directors, are set forth above. Neither the Fund nor any other investment company in the Investment Company Complex provides compensation in the form of pension or retirement benefits to any of its directors.

                             ADDITIONAL INFORMATION

         The Fund's Board of Directors has continuously availed itself of methods specifically provided by, or consistent with, Maryland law and the 1940 Act to protect the Fund and its stockholders. Accordingly, the Fund currently has provisions in its Charter and Bylaws (collectively, the "Governing Documents") which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's directors or stockholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti- takeover" provisions. The Fund is also subject to certain Maryland law provisions, including those which have been enacted since the inception of the Fund, that make it more difficult for non-incumbents to gain control of the Board. Last year, the Fund's Board amended and restated the Bylaws of the Fund. In doing so, the Board consulted with counsel to the Fund and Maryland counsel to the Fund and elected to become subject to various provisions of the Maryland General Corporation Law (the "MGCL"). The Board also adopted a Conflict of Interest and Corporate Opportunities Policy applicable to its disinterested directors.

         At the Meeting, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting is sufficient to constitute a quorum. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the chair of the meeting may adjourn the meeting to a later date and time not more than 120 days after the original record date without any other notice other than announcement at the Meeting. A stockholder vote may be taken for one or more proposals prior to any adjournment if sufficient votes have been received for approval. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

         In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Fund may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their beneficial owners. The Fund will bear the cost of soliciting proxies. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Fund's Proxy Statement and proxy card in the mail. Within 72 hours of receiving

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a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact the Fund's transfer agent at 1-800-937-5449. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Discretionary Authority;  Submission Deadlines for Stockholder Proposals

         Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of a reasonable time prior to mailing this Proxy Statement to stockholders. The Fund's Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice generally must be delivered to the Secretary of the Fund, at the principal executive offices, not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the 1934 Act, a stockholder nomination or proposal intended to be considered at the 2005 Annual Meeting must be received by the Secretary no earlier than March 25, 2005 nor later than April 24, 2005. Proposals should be mailed to the Fund, to the attention of the Fund's Secretary, Monica Pelaez, 11 Hanover Square, New York, New York 10005. In addition, if you wish to have your proposal considered for the inclusion in the Fund's 2005 Proxy Statement, we must receive it on or before March 25, 2005 pursuant to Rule 14a-8(e)(2). The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Bylaws.

Compliance with Section 16(a) Beneficial Ownership Reporting

         Section 16(a) of the Securities Exchange Act of 1934, and rules thereunder, requires the Fund's directors and officers, and any persons holding 10% or more of its common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Based on the Fund's review of the copies of such forms it receives, the Fund believes that during the calendar year ended 2003, such persons complied with all such applicable filing requirements.

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

         Please advise the Fund's transfer agent American Stock Transfer & Trust Company at 1-800-937-5449 whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

                                    EXHIBIT A

              GLOBAL INCOME FUND, INC. NOMINATING COMMITTEE CHARTER

         The Board of Directors of Global Income Fund, Inc. (the "Fund") has adopted this Charter to govern the activities of the Nominating Committee (the "Committee") of its Board.

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter, the Fund's Bylaws or resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Directors and (iv) to set any necessary standards or qualifications for service on the Board.

Organization and Governance

The Committee shall be composed of as many Directors as the Board shall determine in accordance with the Fund's Bylaws, but in any event not less than two Directors. The Committee must consist entirely of Board members ("Independent Directors") who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held in accordance with the Fund's Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Fund's Bylaws, the chairman, a co-chairman or any two members of the Committee may set the time and place of its meeting unless the Board shall otherwise provide.

Criteria for Director Nominees

The Committee may take into account a wide variety of criteria in considering Director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate's ability to qualify as an Independent Director for purposes of the Investment Company Act of 1940, as amended; and (viii) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. It is the Board's policy that Directors of the Fund normally may not serve in a similar capacity on the board of a registered investment company that is not sponsored by the Fund's investment adviser or its affiliates.

Pursuant to the Fund's Bylaws:

(a) To qualify as a nominee for a Directorship, an individual, at the time of nomination, (i)(A) shall be a resident United States citizen and have substantial expertise, experience or relationships relevant to the business of the Fund, (B) shall have a master's degree in economics, finance, business administration or accounting, a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant in the United States, or be deemed an "audit committee financial expert" as such term is defined in Item 401 of Regulation S-K (or any successor provision) promulgated by the Securities and Exchange Commission; and (C) shall not serve as a director or officer of another closed-end investment company unless such company is managed by the Fund's investment manager or investment adviser or by an affiliate of either; or (ii) shall be a current Director of the Fund.

(b) In addition, to qualify as a nominee for a directorship or election as a Director, (i) an incumbent nominee shall not have violated any provision of the Conflicts of Interest and Corporate Opportunities Policy (the "Policy"), adopted by the Board on July 8, 2003, as subsequently amended or modified, and (ii) an individual who is not an incumbent Director shall not have a relationship, hold any position or office or otherwise engage in, or have engaged in, any activity that would result in a violation of the Policy if the individual were elected as a Director.

(c) The Nominating Committee of the Board of Directors, in its sole discretion, shall determine whether an individual satisfies the foregoing qualifications. Any individual who does not satisfy the qualifications set forth under the foregoing provisions of this section shall not be eligible for nomination or election as a Director.

(d) In addition, no person shall be qualified to be a Director unless the Nominating Committee, in consultation with counsel to the Fund, has determined that such person, if elected as a Director, would not cause the Fund to be in violation of, or not in compliance with, applicable law, regulation or regulatory interpretation, or the Fund's Charter, or any general policy adopted by the Board of Directors regarding either retirement age or the percentage of Interested Persons and non-Interested Persons to comprise the Fund's Board of Directors.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (iii) the Fund's investment adviser(s), (iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by stockholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Appendix A of this Charter, as it may be amended from time to time by the Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Committee).

APPENDIX A

Procedures for the Nominating Committee's Consideration of Candidates Submitted by Stockholders - As of June 9, 2004

         A candidate for nomination as a Director submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

1. A stockholder or group of stockholders (referred to in either case as a "Nominating Stockholder") that, individually or as a group, has beneficially owned at least 5% of the Fund's common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

2. The Nominating Stockholder must submit any such recommendation (a "Stockholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3. The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 calendar days before the first anniversary date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting.

4. The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the "candidate"); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the Nominating Stockholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. "Associated Person of the Nominating Stockholder" as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly,
(a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (vi).

5. The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

                                   PROXY CARD
                            GLOBAL INCOME FUND, INC.

This proxy is solicited by and on behalf of the Fund's Board of Directors for the Annual Meeting of Stockholders on September 7, 2004, and at any postponement or adjournment thereof.

The undersigned stockholder of Global Income Fund, Inc. (the "Fund") hereby appoints Thomas B. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the 2004 Annual Meeting of Stockholders to be held at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York on Tuesday, September 7, 2004 at 9:30 a.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the nominees as proposed in the Proxy Statement and in any event in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.

                (Continued and to be signed on the reverse side)

           ANNUAL MEETING OF STOCKHOLDERS OF GLOBAL INCOME FUND, INC.
                                September 7, 2004

                 Please detach along perforated line and mail in
           the envelope provided Please date, sign and mail your proxy card in the envelope provided as soon as possible.

   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]


1. To elect to the Board of Directors the Nominees, James E. Hunt as Class II Director, Bruce B. Huber as Class II Director, and John B. Russell as Class III Director.

         NOMINEES:

[   ]    FOR ALL NOMINEES                       (  )     James E. Hunt
[   ]    WITHHOLD AUTHORITY                     (  )     Bruce B. Huber
         FOR ALL NOMINEES                       (  )     John B. Russell
[   ]    FOR ALL EXCEPT
         (See instructions below)

(Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)



Your vote is important! Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage-paid envelope or otherwise to Global Income Fund, Inc. c/o American Stock Transfer & Trust Company,
59 Maiden Lane, New York, NY 10038 so that your shares can be represented at the Meeting. If no instructions are given on a proposal, the proxies will vote FOR the proposal, in accordance with the Fund Board's recommendations.



To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder ___________Date:_____

Signature of Stockholder ___________Date:_____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.














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